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                                                                      EXHIBIT 10
August 22, 1996

Community Psychiatric Centers
5110 West Sahara Avenue
Las Vegas, Nevada  89102

Transitional Hospitals Corporation
5110 West Sahara Avenue
Las Vegas, Nevada  89102

          Re: Credit Agreement dated as of September 20, 1993

Ladies and Gentlemen:

     Reference is hereby made to the Credit Agreement dated as of September 20, 1993, as amended among CPC, THC and Bank (the "Agreement"). Capitalized terms not otherwise defined herein shall have the meanings specified in the Agreement.

     The Bank hereby waives compliance with Section 7.12 of the Agreement to the extent required to permit the Company to purchase its capital stock in an amount not to exceed $25,000,000 through August 31, 1997.

     Notwithstanding other provisions in the Agreement to the contrary, from July 1, 1996 to and including October 28, 1996, the "Base Rate Increment" shall be deemed to be 0.00% and the "Offshore Rate Increment" shall be deemed to be 1.00%. On and after October 29, 1996, the provisions of the Agreement defining and setting the "Base Rate Increment" and the "Offshore Rate Increment" shall be restored to full force and effect.

     In consideration for the granting of the foregoing waiver, the Company represents and warrants to the Bank that the representations and warrants set forth in Article V of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and no Default or Event of Default under the agreement has occurred and is continuing.

     Except as hereby expressly modified, the Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     This waiver is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude other or further exercise hereof or the exercise of any other right, power or privilege, nor shall any waiver of any agreement, contract, indenture, document or instrument mentioned in the Agreement constitute a waiver of any default of the same or of any other term or provision thereunder.

     This waiver shall not be effective until signed by CPC, THC and the Guarantors and may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                    Very truly yours,

                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION

                                    By:  Wyatt Ritchie
                                         ----------------------------------
                                         Wyatt Ritchie
                                         Managing Director

ACCEPTED AND AGREED TO THIS
22ND DAY OF AUGUST, 1996

COMMUNITY PSYCHIATRIC CENTERS
TRANSITIONAL HOSPITALS CORPORATION

By: Wendy L. Simpson
    ------------------------------
Name: Wendy L. Simpson
Title: Executive Vice President and
       Chief Operating Officer/
       Chief Financial Officer

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CONSENT OF GUARANTORS
---------------------



The undersigned Guarantors hereby acknowledge that they have reviewed and consented to the foregoing waiver dated as of August 22, 1996 to the Credit Agreement dated as of September 20, 1993, as amended, among Community Psychiatric Centers, Transitional Hospitals Corporation and Bank of America National Trust and Savings Association, and hereby reaffirm that their respective General Continuing General Guaranties, continue in full force and effect on and as of the date hereof.


Date:  August 22, 1996


                         EACH OF THE GUARANTORS LISTED ON ANNEX A TO EACH OF THE GUARANTIES, WHICH ARE INCORPORATED BY REFERENCE HEREIN BY THIS REFERENCE

                         By: Richard Conte
                             ----------------------------------------------
                         Title: Chairman and CEO
                                -------------------------------------------

                         By: Wendy L. Simpson
                             ----------------
                         Title: Executive Vice President and Chief Operating
                                --------------------------------------------
                                Officer/Chief Financial Officer
                                -------------------------------

                                                                   Page 15 of 16